AIG RETIREMENT COMPANY I
(Formerly, VALIC Company I)
Supplement to Prospectus dated October 1, 2007
Supplement to the Statement of Additional Information (“SAI”) dated March 10, 2008
Effective May 1, 2008, VALIC Company I (“VC I”) changed its name to AIG Retirement Company I (“ARC I”). All references to VC I contained in the Prospectus and SAI are amended to ARC I.
Date: May 1, 2008